UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 31, 2005

                        Selective Insurance Group, Inc.
                        -------------------------------
            (Exact name of registrant as specified in its charter)

             New Jersey                 0-8641            22-2168890
             ----------                 ------            ----------
  (State or other jurisdiction       (Commission       (I.R.S. Employer
           of incorporation)         File Number)      Identification No.)

        40 Wantage Avenue, Branchville, New Jersey           07890
        ------------------------------------------           -----
        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code        (973) 948-3000

                                      n/a
                                      ---
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01.    Other Events.

     On October 31, 2005, Selective Insurance Group, Inc. (the "Company") issued a press release announcing that the Company is proposing to raise $100 million of gross proceeds through an offering of senior notes due 2035, subject to market conditions. The press release is attached hereto as Exhibit 99.1.

     On October 31, 2005, the Company issued a press release announcing the pricing of an offering of $100 million aggregate principal amount of its senior notes due 2035. The press release is attached hereto as Exhibit 99.2

Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits

         99.1  Press Release dated October 31, 2005.
         99.2  Press Release dated October 31, 2005.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SELECTIVE INSURANCE GROUP, INC.
                                            (Registrant)


Date:  October 31, 2005                           By:  /s/ Michael H. Lanza
                                                       --------------------
                                                  Name:  Michael H. Lanza, Esq.
                                                  Title: Senior Vice President,
                                                         General Counsel &
                                                         Corporate Secretary


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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated October 31, 2005.
99.2              Press Release dated October 31, 2005.